Greenwich Street
                                ----------------
                                   CALIFORNIA
                               MUNICIPAL FUND INC.

                                                                   Annual Report
                                                                 August 31, 1998

Greenwich
Street California
Municipal Fund
Inc.

                              [PHOTO OMITTED]                 [PHOTO OMITTED]

                              Heath B. McLendon               Joseph P. Deane

                              Chairman                        Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the year ended August 31, 1998. Over the period covered by this report, the Fund distributed income dividends totaling $0.59 and capital gain distributions of $0.10 per share. The table below details the annualized distribution rate and the twelve-month total return based on the Fund's August 31, 1998, net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price:

                                     Annualized                    Twelve-Month
   Price Per Share               Distribution Rate*                Total Return
   --------------                ------------------                ------------
     $14.37 (NAV)                      4.51%                           10.98%
     $13.00 (AMEX)                     4.98%                            7.56%

In comparison, the Fund's Lipper Analytical Services, Inc. California municipal peer group average posted a total return on NAV of 9.97% for the same time period. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

The municipal bond market has been in a positive state of mind for quite a while now. Recent events in Asia and Russia have accelerated the flow of capital specifically into U.S. government bonds. These factors have created a very positive interest rate backdrop for the tax-exempt market with increased capital flows into the U.S., very modest inflation and a potential slowing of the U.S. economy due to the economic slowdown of several of our trading partners. This is the lowest long-term interest rate we have seen since the 1960's.

The rates for municipal bonds have also moved lower, but not to the same degree as U.S. government bonds. The municipal bond market doesn't benefit from foreign money flows, because the benefits of tax-exemption are only valuable to U.S. taxpayers.

----------
* This distribution rate assumes a current monthly income dividend rate of $0.054 per share for twelve months.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                1

New-issue supply of municipal bonds in 1998 has been quite heavy. The municipal bond market is on pace to surpass the record volume underwritten in 1993. These two factors pressure toward lower rates and heavy municipal bond issuance - have led to a market that we believe is very attractively priced versus taxable bonds, and has led to a flatter yield curve than we've seen in many years. The difference in yields between intermediate municipal bonds maturity and very long-term bonds is minimal. In our view, the yield differential between very high-grade paper and much weaker credits has never been lower.

California Economic Highlights

Prior to 1990, the structural underpinnings of California's economy were buttressed by its strong economic growth due in large part to its aerospace and defense industries and a continually appreciating real estate market. However, during the past several years, the Golden State's economic recovery has been mainly driven by the growth of new, more diversified industries without the benefit of rising real estate values that has changed recently. The nation's largest state economy now appears to be running on all cylinders as real estate prices throughout the state have shown marked improvements. Existing home sales in California through June have increased roughly 19%, while the median price of a home in California has risen approximately 11% so far this year. Furthermore, California's office vacancy rate is among the lowest in the U.S.

We think these gains, coupled with California's lowest unemployment levels in eight years and an annual state gross domestic product ("GDP") of more than $1 trillion, should allow California to remain a competitive economic force for many years to come.

Investment Strategy

The Fund focused on hospital bonds (20.0%), water and sewer bonds (19.7%) and transportation bonds (18.0%) because we believe they offered good relative values. At the end of August, the Fund's weighted average maturity was roughly 24 years. In addition, as of August 31, 1998, about 96% of the Fund's holdings were rated investment grade by either Standard & Poor's Corporation or Moody's Investors Services Inc., with approximately 52% of the Fund invested in AAA bonds, the highest possible rating. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Services, or have an equivalent rating by any other nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Our investment strategy has recently been quite simple: we have avoided very long-term debt and lower-rated issues. We have been concentrating our purchases in very high-grade bonds with maturities between 12 and 20 years. Our coupon structure has also become somewhat higher. At today's record low interest rates, we are taking a more conservative approach to the market. Our experience indicates conditions are near perfect for bonds at the moment and prudence suggests we take advantage of these conditions.

Municipal Bond Market Outlook

Our outlook for the municipal bond market for the next six months carries a caveat. If economic conditions around the world do not get much worse, then interest rates have fallen to levels that seem appropriate. If things continue to deteriorate beyond today's levels, then there could be more downward pressure on interest rates in the U.S. We will be monitoring these events very closely for our shareholders.

On a more somber note, we report with much sadness the passing of Emeritus Director C. Richard Youngdahl. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

In closing, thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ Joseph P. Deane

Heath B. McLendon                            Joseph P. Deane
Chairman                                     Vice President

September 15, 1998


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Greenwich Street California Municipal Fund Inc.                                3

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. The Fund's complete Plan begins on page 18. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                          August 31, 1998
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING              SECURITY                                         VALUE
=========================================================================================
Education -- 8.5%
                     California Education Facility Authority:
 $2,100,000    A1*     Loyola Marymount University, 5.750% due 10/1/24        $ 2,191,875
  2,000,000    A3*     Southwestern University, 6.700% due 11/1/24              2,232,500
-----------------------------------------------------------------------------------------
                                                                                4,424,375
-----------------------------------------------------------------------------------------
General Obligation -- 3.3%
  1,715,000    AAA   California State GO, AMBAC-Insured, 5.000% due 10/1/18     1,712,856
-----------------------------------------------------------------------------------------
Hospital -- 20.0%
                     California Health Facility Financing Authority:
  1,930,000    NR      Daniel Freeman Hospital, (Pre-Refunded --
                         Escrowed with U.S. government securities
                         to 5/1/05 Call @ 102), 6.500% due 5/1/20(a)            2,226,737
  2,000,000    A       Kaiser Permanente Hospital, 5.550% due 8/15/25           2,027,500
  2,000,000    AA    California Statewide Community Development Authority,
                       COP, St. Joseph's Hospital, (Pre-Refunded --
                       Escrowed with state & local government securities
                       to 7/1/04 Call @ 102), 6.625% due 7/1/21(b)              2,302,500
  2,000,000    AA    Fresno Health Facility Revenue, Holy Cross Health
                       System, 5.625% due 12/1/15                               2,092,500
  1,665,000    A     Torrence Hospital Revenue, Little Company of Mary
                       Hospital, 6.875% due 7/1/15                              1,814,850
-----------------------------------------------------------------------------------------
                                                                               10,464,087
-----------------------------------------------------------------------------------------
Housing -- 7.1%
  1,400,000    Aa2*  California HFA Home Mortgage, Series E, FHA-Insured,
                       6.375% due 8/1/27(c)                                     1,520,750
  2,000,000    AAA   Santa Rosa Mortgage Revenue, Village Square
                       Apartments, FHA-Insured, 6.875% due 9/1/27               2,192,500
-----------------------------------------------------------------------------------------
                                                                                3,713,250
-----------------------------------------------------------------------------------------
Miscellaneous -- 11.3%
  2,000,000    AAA   Los Angeles Convention and Exhibition Center
                       Authority Lease Revenue, MBIA-Insured, 5.375%
                       due 8/15/18                                              2,042,500
  1,675,000    AAA   Orange County 1996 Recovery COP, Series A,
                       MBIA-Insured, 6.000% due 7/1/26                          1,834,125
  2,005,000    AAA   Pomona California, Public Financing Authority
                       Revenue, (Pomona Redevelopment Project),
                       5.000% due 2/1/18                                        2,002,494
-----------------------------------------------------------------------------------------
                                                                                5,879,119
-----------------------------------------------------------------------------------------
Tax Allocation -- 12.1%
  2,100,000    Baa*  Hawthorne Community Redevelopment Agency,
                       Tax Allocation, 6.700% due 9/1/20                        2,270,625


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                              August 31, 1998
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING              SECURITY                                         VALUE
=========================================================================================
Tax Allocation -- 12.1% (continued)
 $2,000,000    AAA   Rancho Cucamonga Redevelopment Agency,
                       Tax Allocation, MBIA-Insured, 5.250%
                       due 9/1/26                                             $ 2,030,000
  2,000,000    AAA   San Jose Redevelopment Agency, Tax Allocation,
                       MBIA-Insured, 5.250% due 8/1/16                          2,042,500
-----------------------------------------------------------------------------------------
                                                                                6,343,125
-----------------------------------------------------------------------------------------
Transportation -- 18.0%
  2,000,000    Baa*  Foothill Eastern Transportation, California
                       Toll Revenue, 6.000% due 1/1/34(b)                       2,137,500
  2,000,000    AAA   Los Angeles County Metropolitan Transportation
                       Authority, Sales Tax Allocation, MBIA-Insured,
                       5.625% due 7/1/18                                        2,082,500
 20,000,000    AAA   San Joaquin Hills Transportation Corridor Agency,
                       Senior Lien Toll, (Escrowed to maturity with
                       state & local government securities), zero coupon
                       bond to yield 7.723% due 1/1/26                          5,175,000
-----------------------------------------------------------------------------------------
                                                                                9,395,000
-----------------------------------------------------------------------------------------
Water & Sewer -- 19.7%
  1,240,000    AAA   Anaheim Public Finance Authority, Water Utility,
                       (Lenain Filtration Project), FGIC-Insured,
                       5.250% due 10/1/19                                       1,258,600
  2,000,000    AA    California State Department of Water Revenue,
                     Series L, 5.500% due 12/1/23                               2,065,000
  2,140,000    AAA   East Bay Mud Wastewater System, FGIC-Insured,
                       5.000% due 6/1/26                                        2,121,275
  2,000,000    BBB+  Kings County Waste Management Authority,
                       Solid Waste Revenue, 7.200% due 10/1/14(c)               2,305,000
  1,000,000    AAA   Redding Joint Powers Financing Authority,
                       Waste Water Revenue, FGIC-Insured, 5.500% due
                       12/1/18                                                  1,031,250
  1,500,000    AAA   San Diego PCFA Sewer Revenue, FGIC-Insured,
                       5.000% due 5/15/20                                       1,488,750
-----------------------------------------------------------------------------------------
                                                                               10,269,875
-----------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS -- 100%
                                  (Cost -- $43,586,326**)                     $52,201,687
=========================================================================================

(a) Pre-Refunded bond is escrowed with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)   Security segregated by Custodian for open market purchase commitment.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 7 and 8 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Group ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --  Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA      --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       --  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
            While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
            "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     --  Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be
            characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR      --  Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1    --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.
A-1     --  Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety
            characteristics are denoted with a plus (+) sign.
VMIG 1  --  Moody's highest rating for issues having a demand feature -- VRDO.
P-1     --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC   --  AMBAC Indemnity Corporation
COP     --  Certificate of Participation
FGIC    --  Financial Guaranty Insurance Company
FHA     --  Federal Housing Administration
GO      --  General Obligation
HFA     --  Housing Finance Agency
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors Assurance Corporation
PCFA    --  Pollution Control Financing Authority
PCR     --  Pollution Control Revenue


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              August 31, 1998
--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost -- $43,586,326)                     $ 52,201,687
    Interest receivable                                                  703,532
    Deferred organization costs                                           22,033
--------------------------------------------------------------------------------
    Total Assets                                                      52,927,252
--------------------------------------------------------------------------------
LIABILITIES:
    Payable to bank                                                      179,496
    Dividends payable                                                     83,368
    Management fees payable                                               38,192
    Accrued expenses                                                      52,518
--------------------------------------------------------------------------------
    Total Liabilities                                                    353,574
--------------------------------------------------------------------------------
Total Net Assets                                                    $ 52,573,678
================================================================================
NET ASSETS:
    Par value of shares                                             $      3,658
    Capital paid in excess of par value                               43,831,350
    Undistributed net investment income                                   38,433
    Accumulated net realized gain from security transactions              84,876
    Net unrealized appreciation of investments                         8,615,361
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $14.37 per share on 3,658,334 shares
    of $0.001 par value outstanding; 500,000,000 shares
    authorized)                                                     $ 52,573,678
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Statement of Operations                       For the Year Ended August 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                         $ 2,814,339
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 3)                                             463,925
    Audit and legal                                                       45,854
    Shareholder and system servicing fees                                 37,283
    Shareholder communications                                            35,233
    Amortization of deferred organization costs                           20,411
    Directors' fees                                                        4,000
    Pricing service fees                                                   3,599
    Registration fees                                                      3,000
    Custody                                                                2,577
    Other                                                                  3,501
--------------------------------------------------------------------------------
    Total Expenses                                                       619,383
--------------------------------------------------------------------------------
Net Investment Income                                                  2,194,956
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                              3,559,810
      Cost of securities sold                                          3,411,574
--------------------------------------------------------------------------------
    Net Realized Gain                                                    148,236
--------------------------------------------------------------------------------
    Changes in Net Unrealized Appreciation of Investments:
      Beginning of year                                                5,823,868
      End of year                                                      8,615,361
--------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                            2,791,493
--------------------------------------------------------------------------------
Net Gain on Investments                                                2,939,729
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $ 5,134,685
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets               For the Years Ended August 31,
--------------------------------------------------------------------------------

                                                        1998            1997
================================================================================
OPERATIONS:
    Net investment income                          $  2,194,956    $  2,269,926
    Net realized gain                                   148,236         602,584
    Increase in net unrealized appreciation           2,791,493       2,594,889
--------------------------------------------------------------------------------
    Increase in Net Assets From Operations            5,134,685       5,467,399
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM(NOTE 2):
    Net investment income                            (2,173,047)     (2,304,816)
    Net realized gains                                 (373,150)     (1,207,250)
--------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions                        (2,546,197)     (3,512,066)
--------------------------------------------------------------------------------
Increase in Net Assets                                2,588,488       1,955,333

NET ASSETS:
    Beginning of year                                49,985,190      48,029,857
--------------------------------------------------------------------------------
    End of year*                                   $ 52,573,678    $ 49,985,190
================================================================================
* Includes undistributed net investment
    income of:                                     $     38,433    $     16,524
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Affiliated Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the year ended August 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $3,621,623
--------------------------------------------------------------------------------
Sales                                                                  3,559,810
================================================================================

At August 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $8,615,361
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $8,615,361
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At August 31, 1998, the Fund had no open futures contracts.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                            1998        1997        1996     1995(1)(2)
=======================================================================================
Net Asset Value, Beginning of Year        $  13.66    $  13.13    $  12.92     $  12.00
---------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                    0.60        0.62        0.63         0.60
  Net realized and unrealized gain            0.80        0.87        0.30         0.84
---------------------------------------------------------------------------------------
Total Income From Operations                  1.40        1.49        0.93         1.44
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.59)      (0.63)      (0.70)       (0.52)
  Net realized gains                         (0.10)      (0.33)      (0.02)          --
---------------------------------------------------------------------------------------
Total Distributions                          (0.69)      (0.96)      (0.72)       (0.52)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year              $  14.37    $  13.66    $  13.13    $   12.92
---------------------------------------------------------------------------------------
Total Return, Based on Market Value*          7.56%      13.39%      11.92%        0.25%++
---------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*      10.98%      12.19%       7.96%       12.24%++
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $ 52,574    $ 49,985    $ 48,030    $  47,250
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                 1.20%       1.21%       1.15%        1.02%+
  Net investment income                       4.25        4.64        4.75         5.16+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                          7%         28%         42%           7%
---------------------------------------------------------------------------------------
Market Value, End of Year                 $ 13.000    $ 12.750    $ 12.125    $  11.500
=======================================================================================

(1)   Based on the weighted average shares outstanding for the period.
(2) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(3) The Manager has waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Greenwich Street California Municipal Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Greenwich Street California Municipal Fund Inc. as of August 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from September 23, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Greenwich Street California Municipal Fund Inc. as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from September 23, 1994 to August 31, 1995, in conformity with generally accepted accounting principles.


                                             /s/ KPMG Peat Marwich LLP

New York, New York
October 15, 1998


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                           AMEX
  Record       Payable    Closing     Net Asset      Income       Reinvestment
   Date         Date      Price+        Value+      Declared          Price
================================================================================
   9/24/96     9/27/96   $11.875       $13.25       $0.05800         $12.01
  10/22/96    10/25/96    12.000        13.43        0.05800          12.14
  11/25/96    11/29/96    12.500        13.73        0.05800          12.76
  12/03/96*   12/13/96    12.375        13.49        0.33000          12.76
   1/28/97     1/31/97    12.563        13.12        0.05800          12.75
   2/25/97     2/28/97    12.500        13.42        0.05800          12.64
   3/24/97     3/27/97    12.375        13.02        0.05800          12.50
   4/22/97     4/25/97    12.500        12.91        0.05800          12.61
   5/27/97     5/30/97    12.563        13.17        0.05800          12.72
   6/24/97     6/27/97    12.750        13.48        0.05800          12.86
   7/22/97     7/25/97    12.688        13.79        0.05400          12.82
   8/26/97     8/29/97    12.688        13.62        0.05400          12.89
   9/23/97     9/26/97    12.625        13.95        0.05400          13.03
  10/28/97    10/31/97    12.688        13.97        0.05400          12.90
  11/24/97    11/28/97    12.688        14.00        0.05400          13.08
  12/22/97*   12/26/97    13.000        14.17        0.10200          13.26
   1/27/98     1/30/98    13.000        14.25        0.05400          12.98
   2/24/98     2/27/98    12.813        14.23        0.05400          12.82
   3/24/98     3/27/98    12.875        14.19        0.05400          12.97
   4/21/98     4/24/98    12.750        14.05        0.05400          12.70
   5/26/98     5/29/98    12.625        14.14        0.05400          12.92
   6/23/98     6/26/98    12.750        14.16        0.05400          12.94
   7/28/98     7/31/98    12.750        14.15        0.05400          12.78
   8/25/98     8/28/98    13.063        14.30        0.05400          13.25
================================================================================
+     As of record date.
*     Capital gain distribution.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash.

Distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check, mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal or exceeds the net asset value per share of the Common Stock on the date of valuation, plan participants will be issued shares of Common Stock at a price equal to the greater of (1) net asset value most recently determined or (2) 95% of the then current market price of the Common Stock.

If the market price of the Common Stock is less than the net asset value of the Common Stock at the time of valuation, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value or
(b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Stock on the open market as soon as practicable after the payment date of the dividend and capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 1998:

      o 99.43% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

      o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

            o Total long-term capital gain distributions paid of $219,166 $218,920 are considered "28 percent rate gains". $246 are considered "20 percent rate gains".


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

 Greenwich Street
-------------------
    California
Municipal Fund Inc.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL FUND INC.
388 Greenwich Street
New York, New York 10013

FD01037   10/98